March 1, 2010

Summary
Prospectus

Before you invest, you may want to review the Fund's Prospectus and Statement of Additional Information, both of which are dated March 1, 2010 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VictoryConnect.com.

You may also obtain this information at no cost from your financial intermediary.

Balanced Fund

Class  A  ......  SBALX

Class  C  ......  VBFCX

Class  I   ......  VBFIX

Class  R  ......  VBFGX

www.VictoryFunds.com
800-539-FUND

(800-539-3863)

Balanced Fund Summary

Investment Objective

The Fund seeks to provide income and long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you invest in shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 24 of the Fund's Prospectus and on page 47 of the Fund's Statement of Additional Information.

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.00%	1.00%	0.00%	0.50%
Other Expenses (Includes a shareholder servicing fee of 0.25% applicable to Class A shares)	0.54%	1.44%	0.26%	0.52%
Total Annual Fund Operating Expenses	1.14%	3.04%	0.86%	1.62%
Fee Waiver/Expense Reimbursement	0.00%	(1.04)%	(0.06)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.14%	2.00%[1]	0.80%[1]	1.60%[2]

1The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class C shares do not exceed 2.00% until at least February 28, 2014, and Class I shares do not exceed 0.80% until at least February 28, 2011.

2The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class R shares do not exceed 1.60% until at least February 28, 2011, and 2.00% until at least February 28, 2012.

Balanced Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$916	$1,167	$1,881
Class C	$303	$627	$1,197	$3,047
(If you sell your shares at the end of the period.)
Class C	$203	$627	$1,197	$3,047
(If you do not sell your shares at the end of the period.)
Class I	$82	$268	$471	$1,055
Class R	$163	$509	$879	$1,920

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 241% of the average value of its portfolio.

Balanced Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing in equity securities and fixed income securities. The Fund may invest in any type or class of security.

Under normal circumstances, the Fund will:

■  Invest 40% to 75% of its total assets in equity securities and securities convertible or exchangeable into common stock.

■  Invest at least 25% of its total assets in debt securities and preferred stocks. The debt securities in which the Fund may invest include asset-backed securities, mortgage-backed securities, corporate bonds and securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

■  The Fund may invest up to 5% of its net assets in credit derivatives, including credit default swaps.

■  The Fund may invest up to 5% of its net assets in high-yield debt instruments (that is, debt instruments rated below investment grade).

■  The Fund may invest up to 15% of its net assets in American Depository Receipts.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market value of securities acquired by the Fund declines.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Returns are reduced as a result of actively trading the Fund's portfolio.

■  A company's earnings do not increase as expected.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults. This risk is greater for any investments in below-investment-grade-rated debt.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

Balanced Fund Summary (continued)

Principal Risks (continued)

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, Class C, Class I and Class R shares of the Fund, including applicable maximum sales charges, compare to those of a broad-based market index and an index of mutual funds with similar investment objectives. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  11.91% (quarter ended September 30, 2009)

Lowest  -15.51% (quarter ended December 31, 2008)

Balanced Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2009)	1 Year	5 Years (or Life of Fund)	10 Years (or Life of Fund)
CLASS A
Before Taxes	13.35%	1.48%	1.89%
After Taxes on Distributions	12.69%	0.41%	0.72%
After Taxes on Distributions and Sale of Fund Shares	8.84%	0.87%	1.09%
CLASS C
Before Taxes	18.36%	1.79%	4.89%[1]
CLASS I
Before Taxes	20.84%	(3.47)%[2]	N/A
CLASS R
Before Taxes	19.95%	2.24%	2.12%
INDICES
S&P 500 Index[3] Index returns reflect no deduction for fees, expenses, or taxes.	26.46%	0.42%	(0.95)%
Lipper Balanced Fund Index[4] Index returns reflect no deduction for fees, expenses, or taxes.	23.35%	2.63%	2.79%

1Performance is from March 1, 2003, inception date of Class C shares.

2Performance is from August 31, 2007, inception date of Class I shares.

3The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies. It is not possible to invest directly in an index.

4The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund investment category. It is not possible to invest directly in an index.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Managers

Cynthia G. Koury is a Senior Portfolio Manager and Senior Managing Director with the Adviser, and has been a portfolio manager of the Fund since November 2004.

Lawrence G. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser, and is the lead portfolio manager of the equity investments for the Fund. He has been a portfolio manager of the Fund since December 2003.

Craig E. Ruch is a Chief Investment Officer and Senior Managing Director of the Adviser and is the lead portfolio manager of the fixed income investments for the Fund. He has been a portfolio manager of the Fund since November 2007.

Balanced Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.